UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22466

Agility Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Agility Multi-Asset Income Fund

Financial Statements

For the Year Ended September 30, 2024

With Report of Independent Registered Public Accounting Firm

Agility Multi-Asset Income Fund

Table of Contents
For the Year Ended September 30, 2024

Management’s Discussion of Fund Performance (Unaudited)	2
Fund Performance (Unaudited)	3-4
Schedule of Investments	5-6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9-10
Statement of Cash Flows	11
Financial Highlights	12-13
Notes to Financial Statements	14-23
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25-31
Privacy Policy	32

Agility Multi-Asset Income Fund

Management’s Discussion of Fund Performance
September 30, 2024 (Unaudited)

During the twelve-month period ended September 30, 2024, Agility Multi-Asset Income Fund (the ”Fund”) returned +3.17% as measured by the Class I Shares. Fund performance trailed both fixed income and hedge fund market indexes. For comparison, the Bloomberg U.S. Aggregate Bond index gained +11.57% during the twelve-month period, while the HFRX Equal-Weighted Fund index returned +6.71%.

The equity markets continued to surprise to the upside during the Fund’s fiscal year as the MSCI All-Country World Index gained +31.76%. Equity markets were supported by solid earnings growth, a benign interest rate environment, healthy consumer spending, and performance of large technology-focused companies. As noted, interest rates declined meaningfully during the past twelve months as the yield on the U.S. 2-year and U.S. 10-year Treasuries declined by -140 and -79 basis points, respectively (1 basis point = 0.01%). This provided a solid tailwind to fixed income markets, especially longer duration strategies, where the Fund had little exposure. On the back of the declining rate and rising equity markets, credit spreads also rallied meaningfully, falling from a 402 basis point spread over Treasuries to a spread of 295 basis points. This boosted the high yield market’s returns as the Bloomberg U.S. High Yield Index (a measure of USD-denominated, high yield, fixed-rate corporate bonds) returned +19.27% during the period.

The Fund’s performance during the period was negatively impacted by the allocation to alternative strategies, notably a private credit fund. The strategy, which is in wind-down mode, declined by nearly -36% and subtracted -3.14% from the Fund’s total return. The strategy’s remaining holdings are concentrated in a few positions, resulting in the negative volatility. The Fund’s only other negative contributor was a smaller position in a securitized credit strategy, which is also nearing its wind down. This strategy lost just over -21% during the period but subtracted only -10 basis points from total Fund returns given its much smaller weighting.

The largest contributor to the Fund’s twelve-month return was an Emerging Market (EM) Debt strategy which gained +22.5% over the period and added +226 basis points to the Fund’s total return. The strategy benefitted from both a recovery in EM markets as well as the declining U.S. rate environment. The EM debt position was the highest absolute returning strategy in the Fund during the period and also the largest average holding during the period. Other notable contributors to total Fund performance include an opportunistic credit strategy which is predominantly long U.S. high yield bonds and loans and a structured credit strategy with similar exposure to the U.S. bank loan and collateralized loan markets.

The Fund was more conservatively positioned during the period with a high exposure to floating-rate and shorter-term debt securities. This positioning provided an improved liquidity profile during the period to help facilitate investor redemptions, but hurt performance as rates fell rapidly along with an improving inflationary backdrop.

It should be noted that the Fund has entered liquidation as approved by its Board of Trustees. The focus going forward will be on seeking to liquidate the remaining holdings and making liquidating distributions as available.

Agility Multi-Asset Income Fund

Fund Performance
September 30, 2024 (Unaudited)

Performance of a $25,000 Investment

This graph compares a hypothetical $25,000 investment in the Fund’s Class I Shares with a similar investment in the HFRX Equal Weighted Strategies Index, Bloomberg US Aggregate Bond Index, and MSCI All-Country World Index. These indices do not serve as benchmarks for the Fund and are shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The HFRX Equal Weighted Strategies Index applies an equal weight to all constituent strategy indices. The index is unmanaged and it is not available for investment.

The Bloomberg US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States - including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of less than one year. The index is unmanaged and it is not available for investment.

The MSCI All-Country World Index captures large to mid-cap representation across Developed Markets countries (including the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of September 30, 2024	1 Year	5 Years	10 Years
Class A Shares	2.40%	0.64%	1.40%
HFRX Equal Weighted Strategies Index	6.71%	2.92%	1.74%
Bloomberg US Aggregate Bond Index	11.57%	0.33%	1.84%
MSCI All-Country World Index	31.76%	12.19%	9.39%

Average Annual Total Returns as of September 30, 2024	1 Year	5 Years	10 Years
Class I Shares	3.17%	1.36%	2.10%
HFRX Equal Weighted Strategies Index	6.71%	2.92%	1.74%
Bloomberg US Aggregate Bond Index	11.57%	0.33%	1.84%
MSCI All-Country World Index	31.76%	12.19%	9.39%

Agility Multi-Asset Income Fund

Fund Performance
September 30, 2024 (Unaudited) (continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 449-4909.

The Fund has entered into an expense limitation agreement that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through July 17, 2025 (the “Waiver”). Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Shareholder Distribution and Servicing Fee charged to Class A Shareholders. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. The performance quoted above reflects the Waiver in effect and would have been lower in its absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Agility Multi-Asset Income Fund

Schedule of Investments

As of September 30, 2024

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
Investment Funds — 22.63%
Private Investment Funds¹ — 22.63%
Fixed Income — 11.11%
	Melody Special Situations Offshore Credit Fund L.P.*	11/1/2017	N/A	$4,618,192	$2,199,753
	Napier Park ABS Income Fund (Cayman) LP*	2/5/2020	N/A	207,252	121,809
				4,825,444	2,321,562
Multi Strategy — 9.41%
	Hudson Bay International Fund Ltd.*	8/1/2019	1,703	1,250,369	1,966,154

Reinsurance — 2.11%
	Aeolus Property Catastrophe Keystone PF Fund L.P.*	1/3/2017	510	510,205	441,386
Total Private Investment Funds				6,586,018	4,729,102

Short-Term Investments — 114.67%
Money Market Funds — 114.67%
Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 4.77%[2]	23,007,199	23,007,199	23,007,199
UMB Bank Demand Deposit, 0.01%[2,3]	960,446	960,446	960,446
Total Short-Term Investments		23,967,645	23,967,645
Total Investments (Cost $30,553,663) — 137.30%			28,696,747
Liabilities in excess of other assets — (37.30%)			(7,795,572)
Net Assets — 100%			$20,901,175

*	Non-income producing security

[1]

Limited Partnerships and Private Investment Funds are restricted securities and deemed to be illiquid in nature as defined by the Securities and Exchange Commission. See Note 6 for further liquidity provisions

[2]	The rate is the annualized seven-day effective yield at year end.

[3]	Restricted cash equivalent.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Summary of Investments
As of September 30, 2024 (Unaudited)

Investment Funds by Strategy (as a percentage of net assets)(Unaudited)
Investment Funds
Private Investment Funds
Fixed Income	11.11%
Multi Strategy	9.41%
Reinsurance	2.11%
Total Private Investment Funds	22.63%
Short-Term Investments
Money Market Funds	114.67%
Total Investments	137.30%
Liabilities in excess of other assets	(37.30)%
Total Net Assets	100.00%

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Assets and Liabilities

As of September 30, 2024

Assets
Investments in securities, at fair value (cost $23,967,645)	$23,967,645
Investments in Private Investment Funds, at fair value (cost $6,586,018)	4,729,102
Cash	42,352
Receivable for investments in securities and Private Investment Funds sold	492,210
Interest receivable	83,249
Waiver Receivable	13,804
Prepaid expenses and other assets	10,295
Total Assets	29,338,657

Liabilities
Payable for shares repurchased	7,927,503
Distributions payable	375,000
Professional fees payable	71,672
Shareholder Distribution and Servicing Fees payable (Class A)	26,480
Accounting and administration fees payable	13,628
Transfer agent fees payable	12,947
CCO fees payable	2,274
Accounts payable and other accrued expenses	7,978
Total Liabilities	8,437,482
Net Assets	$20,901,175

Composition of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares outstanding)	$63,065,625
Total distributable earnings (accumulated deficit)	(42,164,450)
Net Assets	$20,901,175

Net Assets Attributable to:
Class A Shares	$3,439,498
Class I Shares	17,461,677
$20,901,175

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
Class A Shares	4,216
Class I Shares	20,098
24,314

Net Asset Value per Share:
Class A Shares	$815.80
Class I Shares	$868.84

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Operations

For the Year Ended September 30, 2024

Investment Income
Dividend income	$830,303
Interest income	627,878
Total Income	1,458,181

Expenses
Management fees	296,888
Administrative and custodian fees	242,204
Professional fees	159,485
Fund Board fees and expenses	72,000
Shareholder Distribution and Servicing fee (Class A)	46,722
Other operating expenses	34,379
CCO fees	27,003
Insurance fee expense	20,376
Total Expenses	899,057
Expense waiver	(63,255)
Net Expenses	835,802

Net Investment Income	622,379

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain (loss) on:
Investments in securities	(823,882)
Private Investment Funds	6,473,670
Net change in unrealized appreciation (depreciation) on investments	(4,978,621)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments	671,167

Net Increase in Net Assets Resulting from Operations	$1,293,546

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Changes in Net Assets Resulting from Operations
Net investment income	$622,379	$646,976
Net realized gain (loss) on investments	5,649,788	1,597,879
Net change in unrealized appreciation (depreciation) on investments	(4,978,621)	1,787,110
Net Change in Net Assets Resulting from Operations	1,293,546	4,031,965

Distributions to Shareholders
From earnings:
Class A	(278,614)	(115,170)
Class I	(1,590,781)	(781,278)
From return of capital:
Class A	(8,008)	(377,446)
Class I	(45,721)	(2,560,486)
Change in Net Assets from Distributions to Shareholders	(1,923,124)	(3,834,380)

Change in Net Assets Resulting from Capital Transactions
Class A
Reinvested distributions	157,296	261,845
Cost of shares repurchased	(4,594,252)	(4,412,455)
Total Class A Transactions	(4,436,956)	(4,150,610)

Class I
Proceeds from issuance of shares	25,000	150,000
Reinvested distributions	394,826	677,236
Cost of shares repurchased	(22,431,685)	(39,874,715)
Total Class I Transactions	(22,011,859)	(39,047,479)

Change in Net Assets Resulting from Capital Transactions	(26,448,815)	(43,198,089)

Total Net Decrease in Net Assets	(27,078,393)	(43,000,504)

Net Assets
Beginning of year	47,979,568	90,980,072
End of year	$20,901,175	$47,979,568

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Shareholder Activity
Class A Shares
Reinvested distributions	189	317
Shares repurchased	(5,552)	(5,334)
Net Change in Class A Shares Outstanding	(5,363)	(5,017)

Class I Shares
Shares sold	28	170
Reinvested distributions	447	773
Shares repurchased	(25,581)	(45,449)
Net Change in Class I Shares Outstanding	(25,106)	(44,506)

Total Change in Shares Outstanding	(30,469)	(49,523)

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Cash Flows

For the Year Ended September 30, 2024

Cash Flows From Operating Activities
Net increase in net assets from operations	$1,293,546
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized (gain) loss from investments in securities	823,882
Net realized (gain) loss from Private Investment Funds	(6,473,670)
Net change in unrealized (appreciation) depreciation on investments	4,978,621
Purchases of investments in securities	(5,713,610)
Purchases of short-term investments	(49,372,223)
Sales of investments in Private Investments Funds	30,958,952
Sales of investments in securities	10,635,011
Sales of short-term investments	29,308,699
(Increase)/ Decrease in Assets:
Receivable for investments in securities and Private Investment Funds sold	10,399,716
Increase in waiver receivable	(13,804)
Distribution receivable from Private Investment Fund	210,230
Interest receivable	(74,807)
Prepaid expenses and other assets	41,266
Increase/(Decrease) in Liabilities:
Management fees payable	(33,015)
Shareholder Distribution and Servicing Fees payable	5,821
Professional fees payable	(31,273)
CCO fees payable	(2,159)
Accounting and administration fees payable	(24,045)
Transfer agent fees payable	(15,197)
Accounts payable and other accrued expenses	(31,936)
Net Cash Provided by Operating Activities	26,870,005

Cash Flows Used in Financing Activities
Distributions to shareholders (net of change in distributions payable of $(5,697))	(1,376,699)
Payments for shares repurchased (net of change in payable for shares repurchased of $1,574,983)	(25,450,954)
Net Cash Used in Financing Activities	(26,827,653)

Cash
Net change in Cash	42,352
Cash at beginning of year	—
Cash at end of year	$42,352 *
Supplemental disclosure of non-cash activities
Reinvested distributions	$552,122

*	The ending cash balance does not include $960,446 of restricted cash that is included on the Schedule of Investments as a money market position.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights

Class A Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year.

	Class A Shares
	For the Year Ended September 30, 2024*	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Per Share Operating Performance:
Net Asset Value, beginning of year	$833.46	$830.48	$922.56		$897.45		$972.41
Activity from investment operations:(1)
Net investment income (loss)	8.21	2.21	(0.71	)(2)	(1.19	)(2)	5.56
Net realized and unrealized gain (loss) on investments	11.60	37.69	(76.26)		79.15		(37.79)
Total from investment operations	19.81	39.90	(76.97)		77.96		(32.23)

Distributions to shareholders
From net investment income	(36.42)	(8.63)	(11.49)		(52.85)		(42.89)
From return of capital	(1.05)	(28.28)	(3.62)		—		—
Total distributions to shareholders	(37.47)	(36.91)	(15.11)		(52.85)		(42.89)

Early Withdrawal Fee Proceeds (1)	—	—	—		—		0.16

Net Asset Value, end of year	$815.80	$833.46	$830.48		$922.56		$897.45

Net Assets, end of year (in thousands)	$3,439	$7,984	$12,122		$14,691		$18,853

Ratios/Supplemental Data:
Net investment income/(loss) (4)	0.95%	0.26%	(0.08)%		(0.13)%		0.61%

Gross Expenses (3)	2.90%	2.36%	2.07%		1.86%		1.85%

Expense Recoupment/(Reimbursement)	(0.16)%	0.00%	0.00%		0.00%		0.00%

Net Expenses (4)	2.74%	2.36%	2.07%		1.86%		1.85%

Portfolio Turnover Rate	21.90%	1.36%	1.20%		7.37%		30.58%
Total Return (5)	2.40%	4.91%	(8.48)%		8.82%		(3.51)%

(1)	Based on average Shares outstanding throughout the year.
(2)

Per share net investment income may not correspond with the net investment income of the Fund because Class A shares bear all shareholder distribution and servicing fees and Class A shares receive a relatively small portion of the Fund’s gross income.

(3)	Represents the ratio of expenses to average net assets, absent expense reimbursements and/or expense recoupment by the Adviser.
(4)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(5)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

*

Effective June 1, 2024, Cerity Partners OCIO LLC, serves as the Fund’s investment adviser. Prior to June 1, 2024, Perella Weinberg Partners Capital Management LP served as the Fund’s investment adviser.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights
Class I Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year.

	Class I Shares
	For the Year Ended September 30, 2024*	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Per Share Operating Performance:
Net Asset Value, beginning of year	$884.78	$879.03	$970.34	$940.99	$1,017.17
Activity from investment operations:(1)
Net investment income	15.54	8.95	5.95	5.67	12.60
Net realized and unrealized gain (loss) on investments	12.17	39.81	(80.53)	82.99	(39.44)
Total from investment operations	27.71	48.76	(74.58)	88.66	(26.84)

Distributions to shareholders
From net investment income	(42.43)	(10.06)	(12.72)	(59.35)	(49.34)
From return of capital	(1.22)	(32.95)	(4.01)	—	—
Total distributions to shareholders	(43.65)	(43.01)	(16.73)	(59.35)	(49.34)

Early Withdrawal Fee Proceeds (1)	—	—	—	0.04	—

Net Asset Value, end of year	$868.84	$884.78	$879.03	$970.34	$940.99

Net Assets, end of year (in thousands)	$17,462	$39,995	$78,858	$110,100	$141,791

Ratios/Supplemental Data:
Net investment income/(loss) (3)	1.69%	1.01%	0.64%	0.59%	1.32%

Gross Expenses (2)	2.15%	1.61%	1.35%	1.14%	1.14%

Expense Recoupment/(Reimbursement)	(0.16)%	0.00%	0.00%	0.00%	0.00%

Net Expenses (3)	1.99%	1.61%	1.35%	1.14%	1.14%

Portfolio Turnover Rate	21.90%	1.36%	1.20%	7.37%	30.58%
Total Return (4)	3.17%	5.67%	(7.82)%	9.58%	(2.83)%

(1)	Based on average Shares outstanding throughout the year.
(2)	Represents the ratio of expenses to average net assets, absent expense reimbursements and/or expense recoupment by the Adviser.
(3)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(4)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

*

Effective June 1, 2024, Cerity Partners OCIO LLC, serves as the Fund’s investment adviser. Prior to June 1, 2024, Perella Weinberg Partners Capital Management LP served as the Fund’s investment adviser.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Notes to Financial Statements

September 30, 2024

Note 1 – Organization

Agility Multi-Asset Income Fund (the “Fund”), is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Effective June 1, 2024, Cerity Partners OCIO LLC, a Kentucky limited liability company, (“Cerity Partners OCIO” or the “Adviser”) serves as the Fund’s investment adviser. Prior to June 1, 2024, Perella Weinberg Partners Capital Management LP (“Perella”), a Delaware limited partnership served as the Fund’s investment adviser.

The principal investment objective of the Fund is to seek positive investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds structured as, without limitation, corporations (domestic or offshore) or partnerships and exchange traded products (collectively, “Investment Funds”). Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not expected to be affiliated with the Adviser. Exchange traded products may include exchange traded funds (“ETFs”), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes (“ETNs”) or invest its assets directly. Direct investments may include, among others, equity securities, other securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Adviser may cause the Fund to maintain such cash holdings as the Adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund will achieve its investment objectives or that the Fund will not incur losses.

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Plan of Liquidation

At a meeting held on September 10, 2024 and September 11, 2024, the Board of Trustees of the Fund approved the orderly closure and liquidation of the Fund, as soon as practicable pursuant to a Plan of Liquidation. This decision was made after careful consideration of the Fund’s current and future prospects and the recommendation of the Adviser that the Fund be closed and liquidated. The Plan provides for the liquidation of the Fund and the pro rata distribution of available cash and cash equivalents of the Fund to its investors (“Shareholders”). In connection with the pending liquidation, the Fund discontinued accepting orders for the purchase of Shares and ceased making tender offers for the repurchase of Shares as of September 18, 2024. The Plan also provides that, subject to continued compliance with applicable rules and regulations, including Subchapter M of the Internal Revenue Code, the Fund shall from time to time make distributions to Shareholders of its available cash resulting from the liquidation of the Fund’s portfolio securities.

As soon as possible after all of the Fund’s investments in portfolio securities are converted to cash, the Fund shall make to each Shareholder who is a shareholder of record on October 1, 2024 a final liquidating distribution equal to the Shareholder’s proportionate net assets of the Fund and shall make available to each such Shareholder information concerning the sources of the liquidating distribution. All outstanding Shares will be cancelled following the final liquidating distribution. Prior to that time, the net proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash and shall be distributed to Shareholders, as described above. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. The Fund’s ability to convert its portfolio securities to cash is subject to the redemption restrictions of the underlying investment funds in which the Fund invests and the Fund’s ability to sell or receive distributions from underlying investment funds that are not redeemable. As a result, the date of the Fund’s final liquidating distribution to Shareholders may not occur for a year or more.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a) Valuation of Investments

The Adviser, as the Fund’s valuation designee (the “Valuation Designee”) and subject to Board oversight, values the Fund’s investments in Investment Funds that prepare and publish a daily net asset value (“NAV”) per share (”Mutual Funds”) or that are publicly traded on an active exchange (together with Mutual Funds, “Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using NAV per share. The fair value of Mutual Funds is based on reported NAV per share, and the fair value of ETFs and investments in securities that trade on active exchanges is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Funds ordinarily will be the NAV of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such NAV does not represent the fair value of the Private Investment Fund. The Valuation Designee could reasonably expect to receive the NAV of the Fund’s interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. In particular, ASC Topic 820, Fair Value Measurements, permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Valuation Designee may determine, based on other information available to the Fund or the Valuation Designee, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Valuation Designee may choose to make adjustments to reflect the fair value. During the fiscal year ended September 30, 2024, no such adjustments were deemed necessary by the Valuation Designee. In addition, the Valuation Designee may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Valuation Designee would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

(b) Futures and Options

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Fund investors (“Shareholders”), nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 2 – Significant Accounting Policies (continued)

no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

(c) Federal Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required. In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of September 30, 2024.

The Fund’s income and federal excise tax returns and all financial records supporting the 2021, 2022, and 2023 returns are subject to examination by the federal and Delaware revenue authorities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of September 30, 2024, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

(d) Investment Transactions and Related Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the first-in first-out cost basis method for financial reporting. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations.

(e) Cash

Cash and cash equivalents may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.

(f) Distributions to Shareholders

Beginning October 1, 2024, the Fund’s Plan of Liquidation provides that, subject to continued compliance with applicable rules and regulations, including Subchapter M of the Internal Revenue Code, the Fund shall from time to time make distributions to Shareholders of its available cash resulting from the liquidation of the Fund’s portfolio securities. See Note 1 above regarding the Fund’s Plan of Liquidation. Prior to October 1, 2024, the Fund made regular quarterly distributions to Shareholders sourced from the Fund’s amount available for distribution consisting of the Fund’s dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses. All distributions were to be automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”) unless a Shareholder had elected not to participate in the DRP. An election

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 2 – Significant Accounting Policies (continued)

by a Shareholder not to participate in the DRP, and to receive all income distributions and/or capital gain distributions, if any, directly rather than having such distribution reinvested in the Fund, must of been made by indicating such election in the Shareholder’s subscription agreement or by notice to a Shareholder’s intermediary (who should be directed to provide notice to the Fund, if applicable, or the Fund’s administrator). Effective October 1, 2024, the DRP has been terminated and the Fund will no longer be accepting the reinvestment of distributions for investors. Such distributions will be paid in cash.

Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Distributions may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. For the year ended September 30, 2024, no reclassifications have been made.

(g) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

(h) Fund Expenses

The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings, if any; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

Note 3 – Investment Advisory and Other Agreements

Perella entered into an Equity Purchase Agreement dated as of March 29, 2024 with Cerity Partners LLC (“Cerity Partners”), a Delaware limited liability company, pursuant to which Cerity Partners acquired Perella’s Agility CIO investment advisory business, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”). On April 25, 2024, the Board approved a new advisory agreement (the “New Advisory Agreement”) with Cerity Partners OCIO, a wholly-owned subsidiary of Cerity Partners, subject to approval of shareholders. In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement prior to the date of the closing of the Transaction (the “Closing”), the Board also approved on April 25, 2024, an interim advisory agreement with Cerity Partners OCIO (the “Interim Agreement”) that allowed Cerity Partners OCIO to advise the Fund after the date of the Closing until the New Advisory Agreement was approved by shareholders. At a special meeting of shareholders held on July 18, 2024, shareholders approved the New Advisory Agreement between the Fund and Cerity Partners OCIO. Pursuant to the New Advisory Agreement, between the Fund and the Adviser, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.75% of the aggregate NAV of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares). For the period June 1, 2024 though July 17, 2024, the Adviser provided services pursuant to the Interim Agreement, whereby the compensation (plus any interest earned) payable by the Fund under the Interim Agreement was paid to Cerity Partners OCIO upon approval of the New Advisory Agreement by shareholders of the Fund and the subsequent termination of the Interim Agreement. The compensation payable pursuant to the Interim Agreement was identical to that of the New Advisory Agreement and the prior investment agreement with Perella. Prior to June 1, 2024, services were provided to the Fund by Perella pursuant to an advisory agreement that paid Perella each month a Management Fee equal to one-twelfth of 0.75% of the aggregate NAV of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares).

The Fund has entered into an expense limitation agreement that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through July 17, 2025 (the “Expense Limitation Agreement”) and which may or may not be renewed annually thereafter. The Expense Limitation Agreement became effective on July 18, 2024 and is identical to the expense

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

limitation agreement that was in effect when Perella served as the Fund’s investment adviser. Class I Shares have no class-specific expenses. Shareholders holding Class A Shares will pay (in addition to up to 2.00% annually of the Fund’s average net assets attributable to each share class in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the “Shareholder Distribution and Servicing Fee”), for a total of up to 2.75%. Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Shareholder Distribution and Servicing Fee charged to Class A Shareholders. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Shareholder Distribution and Servicing Fee charged to Class A Shareholders) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2024, the Adviser waived fees and reimbursed expenses totaling $63,255.

As of September 30, 2024, the Adviser may seek recoupment for previously waived fees or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below.

September 30, 2027
$63,255

Under the terms of the wholesaling and placement agent agreement between the Fund and UMB Distribution Services, LLC (the “Placement Agent”) (the “Wholesaling and Placement Agent Agreement”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Shares that are their customers (“Investor Service Providers”). These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g. responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund; assisting in the establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Fund or the Placement Agent may reasonably request.

Under the Wholesaling and Placement Agent Agreement, the Fund will pay a quarterly fee out of Class A Share net assets at the annual rate of 0.75% of the aggregate NAV of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid quarterly ( the “Investor Distribution and Servicing Fee”). The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Investor Service Providers and for the Placement Agent’s ongoing investor servicing. The Placement Agent may pay all or a portion of the Investor Distribution and Servicing Fee it receives to other Investor Service Providers, acting as sub-placement agents, which may include affiliates of the Adviser. Each Investor Service Provider is paid based on the aggregate NAV of outstanding Class A Shares held by Shareholders that receive services from such Investor Service Provider that have been outstanding for more than twelve (12) months. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Class I Shares are not subject to the Investor Distribution and Servicing Fee.

Under the terms of the Wholesaling and Placement Agent Agreement, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Shareholder (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Shareholder’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

Class A Shares held by the Shareholder’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Shareholder must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Shareholder and, subject to certain exceptions and waivers listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the fiscal year ended September 30, 2024, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Shareholders upon subscription into the Fund were $0.

In addition, the Placement Agent (or one of its affiliates) may, from its own resources, make payments to brokers, dealers and Investor Service Providers for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services with respect to Shares.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the fiscal year ended September 30, 2024, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended September 30, 2024, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$31,301,124
Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,604,378)
Net unrealized depreciation on investments	$(2,604,378)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 4 – Federal Income Taxes (continued)

As of September 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Accumulated capital and other losses	(39,161,882)
Organizational costs	(23,190)
Distributions Payable	(375,000)
Unrealized depreciation on investments	(2,604,378)
Total distributable earnings (accumulated deficit)	$(42,164,450)

As of September 30, 2024, the Fund has short-term and long-term non-expiring capital loss carryovers of $1,853,505 and $37,257,327 respectively. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. The Fund had a late year loss deferral of $51,050.

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

Distribution paid from:	2024	2023
Ordinary income	$1,875,092	$163,496
Net long-term capital gains	—	—
Return of Capital	53,729	3,290,187
Total taxable distributions	$1,928,821	$3,453,683

The difference in the amount of distributions against the Statement of Changes relates to the timing of certain distributions being reported on a cash basis for tax purposes. At September 30, 2024, there were $375,000 of distributions payable that will be considered paid in the tax year ending September 30, 2025 for tax purposes. At September 30, 2023, there were $380,697 of distributions payable that are considered paid in the tax year ended September 30, 2024 for tax purposes.

Note 5 – Investment Transactions

For the fiscal year ended September 30, 2024, purchases and sales of investments, excluding short-term investments, were $5,713,610 and $41,593,964, respectively.

Note 6 – Investments in Private Investment Funds

The Adviser monitors the performance of Private Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Private Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits and/or virtual meetings with Investment Managers.

Complete information about the underlying investments held by certain Private Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of September 30, 2024.

The following table summarizes the Fund’s investments in the Private Investment Funds during the fiscal year ended September 30, 2024, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Private Investment Funds. Each investor of each Investment Fund will pay the Investment Manager of the Private Investment Fund a management fee. The fee rate varies and ranges from 0.05% to 5.15% per annum of the NAV of that Investment

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 6 – Investments in Private Investment Funds (continued)

Fund. Additionally, the Investment Manager of each Private Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 1% to 3.75% of any net new appreciation of that Private Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Private Investment Funds	% of Investments in Private Investment Funds	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
Aeolus Property Catastrophe Keystone PF Fund L.P.	9.3	$441,386	$161,102	$(107,501)	Semi-Annually	Bermuda
ArrowMark Income Opportunity Fund QP, Ltd.	—	—	371,942	(298,649)	Quarterly	Cayman Islands
Hildene Opportunities Fund II, LP	—	—	(212,149)	429,650	Quarterly	United States
Hudson Bay International Fund Ltd.	41.6	1,966,154	(2,257,300)	2,551,569	Quarterly	Cayman Islands
Melody Special Situations Offshore Credit Fund L.P.	46.5	$2,199,753	$(1,167,001)	$(72,520)	In Liquidation[1]	Cayman Islands
Napier Park ABS Income Fund (Cayman) LP	2.6	121,809	21,667	(55,257)	In Liquidation[2]	Cayman Islands
Shenkman Opportunistic Credit Fund, Ltd.	—	—	(2,766,264)	3,238,894	Quarterly	Cayman Islands
Värde Credit Partners (Offshore), Ltd.	—	—	(508,084)	787,484	Quarterly	Cayman Islands
Total Investments in Private Investment Funds	100.0%	$4,729,102	$(6,356,087)	$6,473,670

*

Subject to the terms of the offering memorandums of the Private Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods for the Private Investment Funds range from 14 to 90 days.

[1]

The fund is in the harvest period which ended March 2023, but was extended with approval by the fund’s advisory board to maximize the realized value of the remaining positions. Proceeds will be distributed as remaining investments are monetized. The amount and timing of distributions are subject to the manager’s discretion with consultation from the fund’s advisory board.

[2]

The fund started the wind down process in March 2021. Thirteen distributions have been received to date (approximately 97% of the January 31, 2021 NAV, the date prior to the first distribution). Final distributions are projected by year-end 2024 subject to market conditions.

While redemptions are permitted per the terms of the offering memorandums of the Private Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Private Investment Fund. Moreover, certain Private Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Private Investment Funds. The Fund had no unfunded capital commitments as of September 30, 2024.

The following is a summary of the investment strategies of the Private Investment Funds held in the Fund as of September 30, 2024:

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 6 – Investments in Private Investment Funds (continued)

Multi-Strategy funds engage in a variety of investment strategies. This variety may help to smooth returns, reduce volatility and decrease asset-class and single-strategy risks. These strategies may include, but are not limited to, convertible bond arbitrage, equity long/short and merger arbitrage.

Note 7 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2024 is as follows:

Description	Total Fair Value at 9/30/2024	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Private Investment Funds (1)	$4,729,102	$—	$—	$—	$4,729,102
Money Market Funds	23,967,645	23,967,645	—	—	—
Total Assets	$28,696,747	$23,967,645	$—	$—	$4,729,102

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

Note 8 – Capital Share Transactions

The Fund offered two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

Effective September 18, 2024, the Fund discontinued accepting initial and additional subscriptions of Shares. Prior to September 18, 2024, the Fund accepted initial and additional subscriptions for Shares on subscription dates, which occured only once each month, effective as of the beginning of the first calendar day of the month at the relevant NAV per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees.

Effective September 18, 2024, the Fund announced that it would not be making tender offers for the repurchase of Shares going forward. Prior to September 18, 2024, the Fund, from time to time, offered to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases were made at such times, in such amounts and on such terms as determined by the Board, in its sole discretion. In determining whether the

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2024 (continued)

Note 8 – Capital Share Transactions (continued)

Fund should offer to repurchase Shares, the Board considered a variety of operational, business and economic factors. Prior to September 18, 2024, the Adviser recommended that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly, with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

No guarantee or representation is made that the investment program will be successful. The Fund is currently operating pursuant to the Plan, as described in Note 1 above. During the period from the Effective Date until the date on which the Fund makes its final liquidating distribution, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective.

Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Note 11 – Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Fund’s placement agent. In connection with the acquisition, as of the Effective Date, the Fund’s placement agent will change its name to Distribution Services, LLC.

There have been no additional subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Agility Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm
September 30, 2024

To the Shareholders and Board of Trustees of
Agility Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Agility Multi-Asset Income Fund (the “Fund”) as of September 30, 2024, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and underlying fund managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As disclosed in Note 1 – Plan of Liquidation, the Board of Trustees approved the orderly closure and liquidation of the Fund, as soon as practicable. Our opinion is not modified with respect to this matter.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 29, 2024

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreement

At a special meeting of the Board of Trustees of the Fund (the “Board”) held on April 25, 2024, the entire Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), (the “Independent Trustees”), discussed and approved the new advisory agreement (the “New Advisory Agreement”) between the Fund and Cerity Partners OCIO LLC (“Cerity Partners OCIO”), and an interim investment advisory agreement (the “Interim Advisory Agreement”), also between Cerity Partners OCIO and the Fund, and determined to recommend that shareholders approve the New Advisory Agreement.

In considering information relating to the approval of the New Advisory Agreement and Interim Agreement, the Board and the Independent Trustees received assistance and advice from its counsel who had provided the Board with a written description of their responsibilities in considering each of the New Advisory Agreement and Interim Advisory Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had requested a variety of information from Cerity Partners OCIO, a wholly-owned subsidiary of Cerity Partners LLC (“Cerity Partners”, together with Cerity, the “Cerity Parties”), which was provided to the Board in advance of the Board meeting held on April 25, 2024. At the Board meeting, the Trustees discussed those materials and the transaction pursuant to which Cerity Partners would acquire the investment advisory business of Perella Weinberg Partners Capital Management LP(“Perella”) Agility CIO, including the assets related to Perella’s business of providing investment management services to the Fund (the “Transaction”), with representatives of both Perella and Cerity Partners. In addition, at the April 25th meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either Perella or Cerity Partners was present.

The Independent Trustees gave attention to all information furnished in making the decision to approve the New Advisory Agreement and the Interim Advisory Agreement. The following discussion identifies the material factors taken into account by the Board in approving the New Advisory Agreement and Interim Advisory Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered. Nor are the items described herein all-encompassing of the matters considered by the Board.

The nature, extent, and quality of services to be provided to the Fund by Cerity Partners OCIO. The Board considered the materials provided by the Cerity Partners OCIO Parties describing the services to be provided by Cerity Partners OCIO to the Fund, as well their conversations with both Perella and Cerity Partners OCIO. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the New Advisory Agreement and the Interim Advisory Agreement will be identical to the existing advisory agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law) and that the advisory services provided and the current portfolio management team would not change as a result of the Transaction. Further, the Board considered that there would not be any detrimental effects to the management of the Fund because the Fund’s investment objective and investment strategies would not change, the investment advisory personnel who currently provide advisory services to the Fund would become partners of Cerity Partners at closing and were therefore, expected to remain the same, and Cerity Partners OCIO would provide the same advisory services to the Fund for the same fees as Perella subject to the oversight of the Board of Trustees.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Cerity Partners OCIO, as well as Cerity Partners OCIO’s ability to render such services.

Comparison of the fees to be charged by Cerity Partners OCIO. The Board considered Cerity Partners OCIO’s proposed advisory fee structure, noting that it was identical to the structure under the existing advisory agreement. The Board noted that Cerity Partners OCIO would be entitled to a management fee, equal to a rate of one-twelfth of 0.75% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis), which was comparable to the fees payable by other comparable peer funds. The Board also noted that Cerity Partners OCIO had agreed to continue an expense limitation and reimbursement agreement with the Fund, which waived a portion of its management fee to the extent necessary to limit the total annualized expenses of each class of shares of the Fund to 2.00% annually of the Fund’s average net assets attributable to such class of shares, including the management fee. Accordingly, the Board determined that the fees for the New Advisory Agreement and Interim Advisory Agreement were reasonable.

Profitability and Economies of Scale. The Board considered and reviewed information concerning the costs incurred and profits that may be realized by Cerity Partners OCIO from its relationship with the Fund, including any possibility to stabilize the Fund’s assets and increase the potential that economies of scale could be realized by the Fund and its shareholders.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Cerity Partners OCIO’s services and that Cerity Partners OCIO had the ability to provide these services based on its experience, operations and resources. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Cerity Partners OCIO, the Trustees, including a majority of the Independent Trustees, in keeping with its fiduciary obligations to shareholders, approved the New Advisory Agreement and Interim Advisory Agreement as being in the best interests of shareholders and determined to recommend that Shareholders approve the New Advisory Agreement.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

The Board of Trustees of the Fund

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by two asterisks. The business address of each person listed below is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. The Fund’s Statement of Additional Information includes additional information about the membership of the Board of Trustees and is available without charge, upon request, by calling the Fund at 1 (888) 449-4909.

Independent Trustees

Name and Age	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees During the Last 5 Years
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	20	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	20	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	20	Trustee, Quaker Investment Trust (3 portfolios) (registered Investment company).

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees During the Last 5 Years
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024-Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013-Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007-2023).	20	President and Trustee, Investment Managers Series Trust II (30 portfolios) (registered investment company).
Kent E. Muckel Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception

Partner, Cerity Partners OCIO LLC (2024-Present); Partner and Deputy CIO of Agility, the OCIO business of Perella Weinberg Partners Capital Management LP (2016-2024); Partner and Portfolio Manager (January 2010-Present); Chief Investment Officer, Baylor University (May 2009 – December 2009); Senior Portfolio Manager, University of Colorado Foundation (October 2007-April 2009); Senior Director of Public Markets, Qwest Asset Management (June 1998-October 2007).

				N/A	N/A

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex* Overseen by Trustee	Other Directorships Held by Trustees During the Last 5 Years
Philip W. Alfonsin Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception

Senior Principal, Cerity Partners OCIO LLC (2024-Present); Managing Director and Controller of Agility, the OCIO business of Perella Weinberg Partners Capital Management LP (2010-2024); Fund Accountant and Operations Analyst, Starwood Property Trust, Inc. (September 2009 – February 2010); Assistant Controller in Fund Accounting and Operations Analyst, Sandelman Partners, LP (November 2007 to April 2009); Senior Associate, Ernst & Young, LLP (September 2003 – November 2007).

				N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB. Fund Services Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

*

Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

**

As of September 30, 2024, the fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, First Trust Enhanced Private Credit Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Total Return Income Fund: Series A2, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.

***	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2024 (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (888) 449-4909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (888) 449-4909 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or the Fund’s regulatory document site at https://funddocs.filepoint.com/agility/ or by calling the Fund at 1 (888) 449-4909.

Tax Information

For the year ended September 30, 2024, 22.88% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended September 30, 2024, 22.88% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Agility Multi-Asset Income Fund

Privacy Policy

(Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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ITEM 1.(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,000 for 2023 and $35,000 for 2024.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2023 and $5,000 for 2024. The fees are for the preparation of Federal and state tax returns and review of excise dividend calculations.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)    Not applicable.

(j)    Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

OCIO Proxy Voting Policy

Cerity Partners OCIO LLC

June 2024

POLICY

Cerity Partners OCIO LLC (the “Firm”) is a registered investment adviser and wholly-owned subsidiary of Cerity Partners LLC. Each of the clients for which the Firm provides investment advisory services (“Clients”) is managed in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”). An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. The U.S. Securities and Exchange Commission (“SEC”) has issued interpretive guidance with respect to an adviser’s proxy voting obligation.1 The guidance emphasizes the importance of an adviser’s exercise of its fiduciary duty in the proxy advisory context. The SEC requires an adviser to make decisions regarding proxy voting in the best interests of its clients and investors, ahead of the adviser’s own interests. The SEC also specified that the approach to proxy voting can be tailored to the contours of the relationship between adviser and client.

RESPONSIBILITY

As an investment adviser that exercises voting authority over Client proxies, the Firm has adopted these policies and procedures (“Proxy Policies”) reasonably designed to ensure that the Firm votes proxies in the best interests of Clients, to disclose to Clients information about those policies and procedures, to disclose to Clients how they may obtain information on how the Firm has voted their proxies, and to maintain certain records relating to proxy voting.2

The Chief Compliance Officer (“CCO”) is responsible for ensuring that:

●	a summary of the Firm’s proxy voting policies and procedures is disclosed in its Form ADV;

●	such summary discloses how clients may obtain information about how the Firm voted with respect to their securities; and

●	in conjunction with such summary, the Firm offers to furnish a copy of the policies and procedures for review to any requesting client.

[1]	See Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Investment Advisers Act Release No. IA-5325 (Aug. 21, 2019).
[2]	See Proxy Voting by Investment Advisers, Investment Advisers Act Release No. IA-2106 (February 3, 2003)

PROCEDURES

Types of Client Accounts

The Firm’s Clients each employ different investment strategies. The manner in which the Firm votes or does not vote proxies depends, of course, in part upon the Client’s particular investment strategy. Many Clients utilize investment programs that focus on allocating assets to third party managers, generally via commingled funds but sometimes through separately managed accounts, and the investment activities of these Clients rarely present the opportunity for the Firm to vote proxies. Additionally, certain Clients may impose parameters on the Firm’s proxy voting authority. The Firm also provides advisory and sub-advisory services to registered investment companies for which proxy voting responsibility is set forth in the advisory or sub-advisory agreement, as applicable. While these Proxy Policies apply generally, proxies relating to any Client accounts will be voted, if applicable, consistent with the investment and/or proxy voting parameters provided by the Client, which shall govern notwithstanding anything to the contrary contained in these Proxy Policies.

General Policy

The Firm’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to Client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Clients, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;

●	the anticipated costs and benefits associated with the proposal;

●	the effect on liquidity; and

●	customary industry and business practices.

The Proxy Policies are, however, general guidelines and default approaches to the voting of proxies. The Firm may, from time to time, determine that is in the best interest of Clients to depart from the Proxy Policies; when the Firm does so, the rationale for any such departure will be memorialized in writing by the CCO.

Due Diligence of Third Party Managers

As discussed above, many Clients utilize investment programs that focus on allocating assets to third party managers, generally via commingled funds but sometimes through separately managed accounts. In connection with such allocations, the Firm will conduct due diligence, as appropriate, on the proxy voting practices of the third party managers to seek to ensure that the third party managers will vote proxies in the best interests of their clients. The CCO will maintain records of any material findings identified in connection with such due diligence.

Proxy Voting Procedures

In order to facilitate the proxy voting process in the event the Firm receives proxies relating to Client securities, the Firm may engage a third party proxy voting service (the “Proxy Voting Service”) to vote proxies for Clients on behalf of the Firm. Currently, the Firm engages Institutional Shareholder Services, Inc. (“ISS”) as the Proxy Voting Service. The Proxy Voting Service provides the Firm with proxy analysis and voting recommendations in line with proxy guidelines selected by the Firm. The Proxy Voting Service also provides vote execution services based on the Proxy Voting Service’s applicable voting recommendations, subject to the Firm’s ability to override any particular vote on a proxy. The Proxy Voting Service also provides quarterly reports indicating how individual votes have been cast. In general, and subject to the ability to override votes, the Firm votes in accordance with the Proxy Voting Service’s recommendations, which generally are intended to be in the best economic interest of investors.

In the case of the advisory and sub-advisory services provided to registered investment companies, the Firm will generally vote proxies in accordance with the registered fund’s proxy voting policies and procedures, as applicable. Where the Firm has proxy voting responsibility, proxy voting will be conducted through the ISS Proxy Voting Service.

If a Proxy Voting Service is not engaged, or if otherwise determined by the Firm to be in the best interests of the Clients, the Firm generally will vote with relevant issuer’s management, directors, general partners, managing members or trustees (collectively, the “Management”). In scenarios whereby a Proxy Voting Service’s recommendation (if engaged) is not the same as Management, voting will ultimately occur based upon an evaluation by the Firm of all of the facts and circumstances relating to the proposal and in a manner believed to be in the best interests of the Clients. To the extent that the Firm determines to override the Proxy Voting Service’s recommendations, the CCO will memorialize the rationale for the determination.

Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Clients. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether the Firm has sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the Client’s investment. To the extent required by law, the Firm will not abstain from voting or affirmatively decide not to vote a proxy with respect to shares held by a Client that is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, or similar regulatory requirements.

Conflicts of Interest

At times, conflicts may arise between the interests of Clients, on the one hand, and the interests of the Firm or its affiliates, on the other hand.

As noted above, subject to the ability to override recommendations from the Proxy Voting Service, the Firm will generally vote in accordance with the recommendations of the Proxy Voting Service, and therefore because the votes are being guided by the Proxy Voting Service, the Firm believes that it will generally not be faced with any direct or indirect conflicts of interest with respect to the voting of any proxy. The Proxy Voting Service has been directed to notify the Firm if it is itself subject to a conflict of interest in regard to any proxy. Such a conflict may arise, for example, if the Proxy Voting Service or one of its affiliates receives compensation from the issuer for providing advice on corporate governance issues.

If the Firm determines that the Proxy Voting Service is conflicted with respect to any proxy, the Firm may seek to engage another independent proxy advisory firm to vote such proxy in accordance with the Proxy Policies. If the Firm is unable to identify an independent proxy service to vote such proxy, the Firm will vote such proxy directly in accordance with the Proxy Policies (or will abstain from voting if permissible under the policy outlined above).

In the event the Firm is not voting in accordance with the recommendations of the Proxy Advisory Firm or with Management, the CCO will review the proxy for any material conflicts of interest the proxy may present. This process includes a review of the relationship of the Firm and its affiliates with the issuer of the relevant security to determine if the issuer is a client of the Firm or one of its affiliates or if the Firm (including its officers and/or directors) has some other relationship with the issuer. Specifically, the CCO will determine whether any employees of the Firm, or its affiliates, sit on the board of the issuer, whether the Firm or any of its affiliates have an investment in the issuer, or whether the Firm’s general partner’s investment banking affiliate has any investment banking relationship with the issuer. The CCO will conduct the inquiry in such a way as not to disclose material non-public information he may have to the Firm’s portfolio managers. In the event a material conflict is identified, the Firm will address matters involving such conflicts of interest as follows:

●	The Firm may vote such proxy as it determines to be in the best interest of the Clients, without taking any action described in the next bullet, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The CCO will memorialize the rationale of such vote in writing; or

●	If the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy:

○	delegate the voting decision for such proxy proposal to an independent third party;

○	delegate the voting decision to an independent committee of partners, members, directors, or other representatives of the Clients, as applicable;

○	inform the Clients of the conflict of interest and obtain consent to vote the proxy as recommended by the Firm; or

○	obtain the approval of the decision from the Firm’s CCO who shall review the matter in consultation with outside counsel as appropriate.

Due Diligence of Proxy Voting Service

The Firm will evaluate any current or proposed Proxy Voting Services utilized and periodically update such diligence. The Firm will consider relevant factors, including whether the Proxy Voting Services: (i) has sufficient resources; (ii) has an effective process for seeking input from issuers; (iii) has adequate disclosures as to its methodologies; (iv) has adequate policies and procedures to address conflicts of interest; (v) has adequate processes to identify potential factual errors, incompleteness or methodological weakness; and (vi) agrees to update the Firm as to any business or policy changes.

BOOKS AND RECORDS

The CCO shall keep (or rely on a Proxy Voting Service to keep) accessible records of proxy voting on behalf of Clients, including written or electronic copies of: (i) each written request from a Client for proxy voting information; (ii) the Firm’s written response to any request (oral or written) from a Client for proxy voting information; and (iii) all proxy voting records for Client securities.

In connection with the Firm’s annual review pursuant to Rule 206(4)-7, the CCO will evaluate any changed circumstances relevant to proxy voting and will review both the policies and procedures as well as the disclosures relating to proxy voting and a sample of proxy votes.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Cerity Partners OCIO LLC (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Agility Multi-Asset Income Fund (the “Adviser Managers”) as of December 5, 2024:

Chris Bittman. Chris Bittman is a Partner at Cerity Partners LLC and Head of Cerity Partners OCIO LLC. He also is head of the Adviser's Investment Committee. Chris has served as an Adviser Manager of the Fund since July 2019 and, from September 2010 through June 2019, served as a portfolio manager of the Fund with the Fund's previous sub-adviser. Prior to joining Cerity Partners in 2024, Chris was a Partner, CEO and CIO of Agility, the outsourced chief investment officer business of the Fund's previous adviser, Perella Weinberg Partners Capital Management LP. Prior to joining Agility in 2009, Chris was the Chief Investment Officer of the University of Colorado Foundation. Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California-based investment firm. He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group. Chris graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years in various capacities. Since 2019 he has also served as a Trustee of the Sigma Phi Epsilon Educational Foundation.

Kent Muckel, Kent Muckel is a Partner and Co-Head of Public Markets at Cerity Partners LLC. He also is a voting member of the Adviser's Investment Committee. Kent has served as an Adviser Manager of the Fund since July 2019 and, from September 2010 through June 2019, served as a portfolio manager of the Fund with the Fund's previous sub-adviser. Prior to joining Cerity Partners in 2024, Kent was a Partner and Deputy CIO at Agility, the outsourced chief investment officer business of the Fund's previous adviser, Perella Weinberg Partners Capital Management LP. Prior to joining Agility in 2010, Kent was the Chief Investment Officer for Baylor University. Before joining Baylor, Kent was Senior Portfolio Manager with the University of Colorado Foundation. Previously, Kent was Vice President and Senior Director for Public Markets at Qwest Asset Management Company, where he was responsible for managing public market and liquid alternative investments for the company’s defined benefit assets. Prior to Qwest, he held various positions as a fixed income portfolio manager and investment professional. Kent earned a BS in Finance with honors from the University of Colorado and an MBA from the Daniels School of Business at the University of Denver. He is a CFA® charter holder.

Darren Myers, Darren Myers is a Partner and Head of Research at Cerity Partners LLC . He also leads the Marketable Alternatives team and is a voting member of the Adviser's Investment Committee. Darren has served as an Adviser Manager of the Fund since July 2019 and, from September 2010 through June 2019, served as a portfolio manager of the Fund with the Fund's previous sub-adviser. Prior to joining Cerity Partners in 2024, Darren was a Partner and Director of Research at Agility, the outsourced chief investment officer business of the Fund's previous adviser, Perella Weinberg Partners Capital Management LP. Prior to joining Agility in 2007, he served as a Senior Research Analyst at Tejas Securities Group, Inc., where he provided investment recommendations on special situation and distressed debt opportunities. Darren was previously a Senior Analyst at UTIMCO, focusing on hedge fund investments for the Marketable Alternative Investments portfolio. He also worked at Perry Capital, LLC, a private investment management firm. Darren holds a BA in the Plan II Honors Program and an MBA, both from the University of Texas at Austin. He also serves on the MBA Advisory Board at the University of Texas at Austin. Darren is a CFA® charter-holder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the personnel of the Adviser who are primarily responsible for the day-to-day portfolio management as of September 30, 2024:

Other Accounts Managed Table

	Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager or Team Member	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Christopher Bittman	0	-	0	-	4	4,719,614,051
Kent Muckel	0	-	4	3,224,771,696	9	5,410,025,176
Darren Myers	0	-	1	579,677,279	5	1,088,606,100

[1]	Not including the Fund.

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the Adviser (Messrs. Bittman, Myers and Muckel only) that may pay a performance-based fee:

Performance-Based Fee Accounts Information (9/30/24 AUM)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager or Team Member	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Christopher Bittman	0	-	0	-	4	4,719,614,051
Kent Muckel	0	-	4	3,224,771,696	4	3,471,341,056
Darren Myers	0	-	1	579,677,279	0	-

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Adviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser may vary among these accounts, and the portfolio managers (“Adviser Managers”) may personally invest in these accounts. These factors could create conflicts of interest because the Adviser Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. In addition, the Adviser Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

In connection with the Fund's pending liquidation, the Fund's investments in portfolio securities are being converted to cash or cash equivalents and the Fund is no longer making new investments in Investment Funds or being managed similarly to other accounts managed by the Adviser Managers. These factors mitigate the potential for conflicts of interest. The Adviser will supervise the liquidation of the Fund's portfolio securities and seek not to favor certain accounts over others in this process.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers

Compensation for the Adviser Managers is generally a combination of a fixed salary and a discretionary bonus.  The bonus paid to the Adviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Adviser during the applicable period, as well as a variety of other factors including, but not limited to, the Adviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Cerity Partners OCIO and its affiliates.  The Adviser Managers may also participate in other forms of compensation provided by Cerity Partners OCIO and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.  Additionally, as Partners of Cerity Partners OCIO and its affiliates, the Adviser Managers may be given an equity interest in the ultimate parent company of the Adviser and/or related entities.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares (as of September 30, 2024)

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Chris Bittman	None
Kent Muckel	$50,001 to $100,000
Darren Myers	$50,001 to $100,000

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)     The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable

(b)     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Agility Multi-Asset Income Fund

By (Signature and Title)	/s/ Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 9, 2024

By (Signature and Title)	/s/ Philip Alfonsin
Philip Alfonsin, Treasurer
(Principal Financial Officer)

Date	December 9, 2024

Print the name and title of each signing officer under his or her signature.